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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: February 15, 2000

                        (Date of Earliest Event Reported)


                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                    0-21342                    94-2873391
(State of jurisdiction)      Commission File No.)     (IRS Employer
                                                       Identification No.)


                               500 Wind River Way
                                Alameda, CA 94501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-4100



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Item 2.  Acquisition or Disposition of Assets.

         On February 15, 2000, Wind River Systems, Inc. ("Wind River") completed an acquisition in which it acquired Integrated Systems, Inc. ("ISI") in a stock-for-stock transaction. ISI was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999 (the "Merger Agreement"), by and among Wind River, ISI and University Acquisition Corp., a wholly owned subsidiary of Wind River ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into ISI, with ISI being the surviving corporation (the "Merger"). As a result of the Merger, ISI became a wholly owned subsidiary of Wind River. In connection with the Merger: (a) each outstanding share of ISI common stock will be exchanged for .92 of a share of Wind River common stock, resulting in the issuance of an aggregate of 22,488,916 shares of Wind River common stock for all outstanding shares of ISI common stock, and (b) all options to purchase shares of ISI common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of Wind River common stock.

         The Merger was intended to qualify as a tax-free reorganization and to be accounted for as a "pooling of interests." Wind River's press release, dated February 15, 2000, titled "Wind River Announces the Completion of its Acquisition of Integrated Systems" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a. The required financial statements will be filed by amendment as soon as practicable.

         b. The required pro forma financial information will be filed by amendment as soon as practicable.

         c.       Exhibits

                  2.1 Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999, among Wind River Systems, Inc., University Acquisition Corp. and Integrated Systems, Inc. (incorporated by reference to Exhibit 2.1 to Wind River Systems, Inc.'s Registration Statement on Form S-4 (No. 333-91545) filed November 23, 1999, as amended).

                  99.1 Press Release titled "Wind River Announces the Completion of its Acquisition of Integrated Systems" dated February 15, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WIND RIVER SYSTEMS, INC.


Dated:  February 28, 2000                     By: /s/ RICHARD W. KRABER
                                                 -------------------------------
                                                      Richard W. Kraber
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999, among Wind River Systems, Inc., University Acquisition Corp. and Integrated Systems, Inc. (incorporated by reference to Exhibit 2.1 to Wind River Systems, Inc.'s Registration Statement on Form S-4 (No. 333-91545) filed November 23, 1999, as amended).

99.1 Press Release titled "Wind River Announces the Completion of its Acquisition of Integrated Systems" dated February 15, 2000.





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